UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2022

Date of Report (Date of Earliest Event Reported)

SideChannel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28745	86-0837077
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

146 Main Street, Suite 406, Worcester, MA 01608

(Address of principal executive offices) (Zip Code)

(508) 925-0114

(Registrant’s telephone number, including area code)

6836 Bee Cave Road, Bldg. 1, S#279, Austin, Texas 78746

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A (this “Amendment”) amends the Current Report on form 8-K of SideChannel, Inc. (the “Company”) as filed with the Securities and Exchange Commission on July 6, 2022 (the “Original Form 8-K”) that reported Cipherloc Corporation’s acquisition of SideChannel, Inc., a Massachusetts corporation (“SCS”) on July 1, 2022 (the “Acquisition”). Under the authority granted by Item 9.01 of Form 8-K, the Company did not file audited historical financial statements of SCS and unaudited pro forma financial information when the Original Form 8-K was filed.

Since filing the Original Form 8-K, SideChannel, Inc. the Massachusetts corporation and a subsidiary of the registrant, has initiated changing its name to SCS, Inc. and Cipherloc Corporation, the Delaware parent company of the subsidiary has changed its name to SideChannel, Inc. This Amendment will refer to the Combined Company as SideChannel, Inc. (the “Company” or “SideChannel”). SideChannel is the registrant filing this Amendment.

This Amendment will refer to the Massachusetts subsidiary as SCS, Inc. (“SCS”). Historical financial statements for SCS on a standalone basis are provided in Exhibit 99.2

Cipherloc Corporation (“Cipherloc”) will be referenced to identify historical financial information included in the pro forma financial statements provided in Exhibit 99.3 and as needed to describe the Acquisition in financial statement notes.

This Amendment is being filed solely to amend and supplement the Original Form 8-K to include audited historical financial statements of SCS, unaudited interim historical financial statements of SCS, and unaudited pro forma financial information for the combined businesses in accordance with the requirements of Item 9.01 of Form 8-K. This Amendment effects no other changes to the Original Form 8-K. The financial statements and unaudited pro forma financial information filed hereto should be read in conjunction with the Original Form 8-K and with the audited and unaudited financial statements and information included in the Company’s Form 10-K annual report filed with the SEC December 21, 2021 and our Form 10-Q quarterly reports respectively filed with the SEC February 14, 2022, May 13, 2022, and August 15, 2022.

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Item 9.01 Financial Statements, Pro Forma Financials and Exhibits

The Financial Accounting Standards Board (“FASB”) issues authoritative literature in the Accounting Standards Codification (“ASC”). ASC 805 Business Combinations (“ASC 805”) provides guidance for accounting for mergers and acquisitions. The standard defines a business combination, including criteria for both the transaction to qualify as a business combination and determining whether an entity is a business, and then provides details how to account for the transaction. Applying ASC 805 to the Acquisition, the Company determined that SCS will be the accounting acquirer for financial reporting purposes.

(a)	Financial Statements of SCS, Inc. (Business Acquired)

In accordance with Item 9.01(a), the following are attached to this Form 8-K/A as Exhibit 99.2 for The Former SideChannel.

●	Audited Balance Sheets as of September 30, 2021 and September 30, 2020

●	Audited Statements of Operations for the years ended September 30, 2021 and September 30, 2020

●	Audited Statements of Stockholders’ Equity for the years ended September 30, 2021 and 2020

●	Audited Statement of Cash Flows for the years ended September 30, 2021 and September 30, 2020

●	Notes to the financial statements for the years ended September 30, 2021 and 2020

●	Unaudited Condensed Balance Sheet as of June 30, 2022

●	Unaudited Condensed Statements of Operations for the nine months ended June 30, 2022

●	Unaudited Condensed Statement of Stockholders’ Equity for the nine months ended June 30, 2022

●	Unaudited Condensed Statement of Cash Flows for the nine months ended June 30, 2022

●	Notes to the Unaudited Financial Statements for the nine months ended June 30, 2022

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(b)	Pro Forma Financial Information of SideChannel, Inc (Combined Cipherloc Corporation and SCS, Inc.)

In accordance with Item 9.01(b), Unaudited pro forma condensed combined financial statements, the following are attached to this Form 8-K/A as Exhibit 99.3.

●	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2022

●	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2021

●	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2022

●	Notes to the Pro Forma Balance Sheet and Income Statement

(c)	Exhibits

Exhibit
Number	Exhibit Description

3.1	Certificate of Designation of Series A Preferred Stock*

3.2	Certificate of Amendment filed with the Delaware Secretary of State on July 5, 2022*

+10.1	Brian Haugli Executive Employment Agreement*

10.2	Independent Contractor Agreement by and between the Company and Sammy Davis dated July 1, 2022*

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press release dated July 5, 2022*

99.2	Audited and Unaudited Condensed Financial Statements for The Former SideChannel

99.3	Unaudited Condensed Combined Financial Statements

99.4	Press release dated September 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Indicates a management contract, or any compensatory plan, contract or arrangement

* Previously filed with Form 8-K filed July 6, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2022	SideChannel, Inc.

	By:	/s/ Ryan Polk
Ryan Polk
Chief Financial Officer

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